                                                                    EXHIBIT 99.1

                             JOINT FILER INFORMATION

                            Other Reporting Person(s)

1.   ESL PARTNERS, L.P.

Item                             Information

Name:                            ESL Partners, L.P.

Address:                         1170 Kane Concourse, Suite 200,
                                 Bay Harbor Islands, FL 33154

Designated Filer:                Edward S. Lampert

Date of Event Requiring          June 6, 2016
Statement (Month/Day/Year):

Issuer Name and Ticker           Lands' End, Inc. [LE]
or Trading Symbol:

Relationship of Reporting        10% Owner
Person(s) to Issuer:

If Amendment, Date Original      Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group        Form filed by More than One Reporting Person
Filing:

Signature:                       By:    RBS Partners, L.P.
                                 Its:   General Partner

                                 By:    ESL Investments, Inc.
                                 Its:   General Partner

                                 By:    /s/ Edward S. Lampert
                                        ------------------------------
                                 Name:  Edward S. Lampert
                                 Title: Chief Executive Officer
                                 Date:  June 8, 2016

2.   SPE I PARTNERS, LP

Item                             Information

Name:                            SPE I Partners, LP

Address:                         1170 Kane Concourse, Suite 200,
                                 Bay Harbor Islands, FL 33154

Designated Filer:                Edward S. Lampert

Date of Event Requiring          June 6, 2016
Statement (Month/Day/Year):

Issuer Name and Ticker           Lands' End, Inc. [LE]
or Trading Symbol:

Relationship of Reporting        10% Owner
Person(s) to Issuer:

If Amendment, Date Original      Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group        Form filed by More than One Reporting Person
Filing:

Signature:                       By:    RBS Partners, L.P.
                                 Its:   General Partner

                                 By:    ESL Investments, Inc.
                                 Its:   General Partner

                                 By:    /s/ Edward S. Lampert
                                        ------------------------------
                                 Name:  Edward S. Lampert
                                 Title: Chief Executive Officer
                                 Date:  June 8, 2016

3.   SPE MASTER I, LP

Item                             Information

Name:                            SPE Master I, LP

Address:                         1170 Kane Concourse, Suite 200,
                                 Bay Harbor Islands, FL 33154

Designated Filer:                Edward S. Lampert

Date of Event Requiring          June 6, 2016
Statement (Month/Day/Year):

Issuer Name and Ticker           Lands' End, Inc. [LE]
or Trading Symbol:

Relationship of Reporting        10% Owner
Person(s) to Issuer:

If Amendment, Date Original      Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group:       Form filed by More than One Reporting Person
Filing

Signature:                       By:      RBS Partners, L.P.
                                 Its:     General Partner

                                 By:      ESL Investments, Inc.
                                 Its:     General Partner

                                 By:      /s/ Edward S. Lampert
                                          ---------------------------
                                 Name:    Edward S. Lampert
                                 Title:   Chief Executive Officer
                                 Date:    June 8, 2016

4.   RBS PARTNERS, L.P.

Item                             Information

Name:                            RBS Partners, L.P.

Address:                         1170 Kane Concourse, Suite 200,
                                 Bay Harbor Islands, FL 33154

Designated Filer:                Edward S. Lampert

Date of Event Requiring          June 6, 2016
Statement (Month/Day/Year):

Issuer Name and Ticker           Lands' End, Inc. [LE]
or Trading Symbol:

Relationship of Reporting        10% Owner
Person(s) to Issuer:

If Amendment, Date Original      Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group        Form filed by More than One Reporting Person
Filing:

Signature:                       By:    ESL Investments, Inc.
                                 Its:   General Partner

                                 By:    /s/ Edward S. Lampert
                                        -----------------------------
                                 Name:  Edward S. Lampert
                                 Title: Chief Executive Officer
                                 Date:  June 8, 2016

5.   ESL INVESTMENTS, INC.

Item                             Information

Name:                            ESL Investments, Inc.

Address:                         1170 Kane Concourse, Suite 200,
                                 Bay Harbor Islands, FL 33154

Designated Filer:                Edward S. Lampert

Date of Event Requiring          June 6, 2016
Statement (Month/Day/Year):

Issuer Name and Ticker           Lands' End, Inc. [LE]
or Trading Symbol:

Relationship of Reporting        10% Owner
Person(s) to Issuer:

If Amendment, Date Original      Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group        Form filed by More than One Reporting Person
Filing:

Signature:
                                 By:    /s/ Edward S. Lampert
                                        -----------------------------
                                 Name:  Edward S. Lampert
                                 Title: Chief Executive Officer
                                 Date:  June 8, 2016